SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2019

Predictive Oncology Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36790	83-4360734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of principal executive offices)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On October 24, 2019 (the “Execution Date”), Predictive Oncology Inc. (the “Company,” “we,” or “our”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Oasis Capital, LLC (the “Investor”), providing for an equity financing facility (the “Equity Line”). The Purchase Agreement provides that, upon the terms and subject to the conditions in the Purchase Agreement, the Investor is committed to purchase shares (“Put Shares”) having an aggregate value of up to $15.0 million (the “Maximum Commitment Amount”) of our common stock, $0.01 par value per share (“Common Stock”), during the period (the “Commitment Period”) commencing on the Execution Date, and ending on the earlier of (i) the date on which the Investor shall have purchased Put Shares equal to the Maximum Commitment Amount, (ii) October 24, 2022, or (iii) written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the Put Shares). In consideration for the Investor’s execution and delivery of, and performance under the Purchase Agreement, the Company also issued to the Investor 1,046,512 shares (the “Commitment Shares”) of Common Stock having an aggregate market value of $450,000, based on the closing sale price per share on the NASDAQ Capital Market (“Nasdaq”) on October 23, 2019.

Under the terms of the Purchase Agreement, the Investor will not be obligated to purchase Put Shares unless and until certain conditions (“Closing Conditions”) are met, including but not limited to a registration statement on Form S-1 being effective which registers the Investor’s resale of any Put Shares purchased by it under the Equity Line and the Commitment Shares. From time to time during the Commitment Period, provided that the Closing Conditions are satisfied, we may, in our sole discretion, provide the Investor with a put notice (each, a “Put Notice”), to purchase a specified number of Put Shares. Each Put Notice may be either an Option 1 Put Notice or an Option 2 Put Notice.

Subject to certain limitations and conditions, an “Option 1 Put Notice” will require the Investor to purchase the specified number of Put Shares up to the Option 1 Maximum Put Amount. The “Option 1 Maximum Put Amount” means: (a) if, on the trading day when the Put Notice is delivered (the “Put Date”), the closing bid price of the Common Stock on Nasdaq is below $1.00, then “Option 1 Maximum Put Amount” shall mean the lesser of (i) 100,000 shares, or (ii) twenty percent (20%) of the average trading volume of the Company’s Common Stock in the ten (10) trading days immediately preceding the respective Put Date (the “Average Daily Trading Volume”); and (b) if, on the Put Date, the closing bid price of the Common Stock on Nasdaq is $1.00 or greater but less than $1.50, then “Option 1 Maximum Put Amount” shall mean the lesser of (i) 125,000 shares, or (ii) twenty percent (20%) of the Average Daily Trading Volume; and (c) if, on the Put Date, the closing bid price of the Common Stock on Nasdaq is $1.50 or greater but less than $2.00, then “Option 1 Maximum Put Amount” shall mean the lesser of (i) 150,000 shares, or (ii) twenty percent (20%) of the Average Daily Trading Volume; and (d) if, on the Put Date, the closing bid price of the Common Stock on Nasdaq is $2.00 or greater, then “Option 1 Maximum Put Amount” shall mean the lesser of (i) 200,000 shares, or (ii) twenty percent (20%) of the Average Daily Trading Volume. The purchase price (the “Option 1 Purchase Price”) will be equal to the lesser of (i) the one (1) lowest traded price of the Common Stock on Nasdaq on the date on which the Investor receives the Put Shares (the “Clearing Date”), or (ii) the average of the three (3) lowest closing sale prices of the Common Stock on Nasdaq during the twelve (12) consecutive trading days immediately preceding the Clearing Date associated with the applicable Put Notice during which the Option 1 Purchase Price of the Common Stock is valued.

The Company may only deliver an Option 2 Put Notice if an Option 1 Put has been previously and effectively processed and its Clearing Date is the same day as the Put Notice for the subject Option 2 Put. Subject to certain other limitations and conditions, an “Option 2 Put Notice” will require the Investor to purchase the specified number of Put Shares up to up to the Option 2 Maximum Put Amount. The “Option 2 Maximum Put Amount” means the lesser of (i) such amount that equals ten percent (10%) of the daily trading volume of the Common Stock on the Put Date, and (ii) Two Hundred Thousand Dollars ($200,000.00). The purchase price (the “Option 2 Purchase Price”) will be equal to the lesser of (i) 91% of the one (1) lowest traded price of the Common Stock on Nasdaq during the ten (10) consecutive trading days immediately preceding the trading day associated with the applicable Put Notice during which the Option 2 Purchase Price of the Common Stock is valued, or (ii) 93% of the volume weighted average price on the Clearing Date, or (iii) 93% of the closing bid price of the Common Stock on Nasdaq on the Clearing Date.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The foregoing description of the terms and conditions of the Purchase Agreement is not complete and is qualified in its entirety by the full text of the Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Registration Rights Agreement

In connection with the Equity Line, we also entered into a Registration Rights Agreement, dated the Execution Date, with the Investor (the “Registration Rights Agreement”), pursuant to which we agreed to register for resale any Put Shares purchased by the Investor under the Equity Line and the Commitment Shares (the “Registrable Securities”) in an initial registration statement (the “Initial Registration Statement”) on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”) by the fifth day after the Execution Date. The Company is obligated to use its reasonable best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC at the earliest possible date. In the event the number of shares available under the Initial Registration Statement is insufficient to cover all of the Registrable Securities, the Company must amend the Initial Registration Statement or file a new registration statement, so as to cover all of the Registrable Securities as soon as practicable, but in any event not later than ten (10) business days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act of 1933, as amended. As explained above, the effectiveness of the Initial Registration Statement is a condition precedent to our ability to sell Put Shares to the Investor under the Purchase Agreement.

The foregoing description of the terms and conditions of the Registration Rights Agreement is not complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Equity Purchase Agreement by and between the Company and Oasis Capital, LLC dated October 24, 2019

10.2	Registration Rights Agreement by and between the Company and Oasis Capital, LLC dated October 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019

PREDICTIVE ONCOLOGY INC.

By:	/s/ Bob Myers
Name:	Bob Myers
Title:	Chief Financial Officer